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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                       October 24, 2001 (October 24, 2001)


                            WESCO International, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                    001-14989            25-1723345
    ----------------------------        -----------        -------------------
    (State or other jurisdiction        (Commission        (IRS Employer
     of incorporation)                  File Number)       Identification No.)


     Commerce Court, Four Station Square, Suite 700
                Pittsburgh, Pennsylvania                          15219
     -----------------------------------------------            ---------
        (Address of principal executive offices)                (Zip code)


       Registrant's telephone number, including area code: (412) 454-2200


                                Page 1 of 4 pages



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Item 5.  Other Events.

         On October 24, 2001, WESCO International, Inc. (the "Company") announced its earnings for the third quarter of its fiscal year ended September 30, 2001. A copy of the Company's October 24, 2001 press release is filed herewith as an exhibit and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

         99.1  Press Release dated October 24, 2001







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 24, 2001                    WESCO INTERNATIONAL, INC.



                                            By:  /s/ STEVEN A. VAN OSS
                                                -------------------------------
                                                Steven A. Van Oss
                                                Vice President and
                                                Chief Financial Officer









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                                                                   Exhibit 99.1


                                  EXHIBIT INDEX


Exhibit No.                      Description
-----------                      -----------
  99.1                           Press Release dated as of October 24, 2001









                                Page 4 of 4 pages